UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, OH 45247

(Address of principal executive offices)           (Zip code)

Marc E. Figgins, CFO 3777 West Fork Road, Cincinnati, OH 45247

(Name and address of agent for service)

Registrant’s telephone number, including area code:	513-661-3100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

SEMI - ANNUAL REPORT	JUNE 30, 2003 - UNAUDITED

•	JIC Institutional Bond Fund I
•	JIC Institutional Bond Fund II
•	JIC Institutional Bond Fund III

INVESTMENT ADVISER:

Johnson Investment Counsel, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
513-661-3100
800-541-0170

JOHNSON MUTUAL FUNDS	June 30, 2003 - Unaudited

Our Message to You
JIC Institutional Bond Fund III
SIGNATURES
EX-99CERT Certification
EX-99.906CERT Certification

Our Message to You	1

Performance Review and Management Discussion
JIC Institutional Bond Fund I	2
JIC Institutional Bond Fund II	3
JIC Institutional Bond Fund III	4

Portfolio of Investments
JIC Institutional Bond Fund I	5-6
JIC Institutional Bond Fund II	7-8
JIC Institutional Bond Fund III	9-10

Statement of Assets and Liabilities	11

Statement of Operations	12

Statement of Change in Net Assets	13

Financial Highlights
JIC Institutional Bond Fund I	14
JIC Institutional Bond Fund II	15
JIC Institutional Bond Fund III	16

Notes to the Financial Statements	17-19

Trustees, Officers, Transfer Agent, Fund Accountant Custodian, Auditors, Legal Counsel	Back Page

OUR MESSAGE TO YOU

August 28, 2003

Dear Shareholder:

As we reach the mid-point of the Funds’ fiscal year, we are pleased to present you with the Johnson Mutual Funds’ June 30, 2003 Semi-Annual Report. On the next several pages, we have provided commentary on the performance of each of the Funds for the first six months of the year as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

The bond market was under some pressure in July. Much of the economic attention in the financial markets has recently been focused on the bond market volatility and the recent increase in long-term yields. While the yields in the fixed income markets have increased recently, interest rates are still historically low and should not be a constraint to economic recovery.

The war in Iraq proceeded successfully, and the economy continued to move forward. Stocks were then perceived to be less risky, and money flowed out of safer, lower-yielding investments into the stock markets. Corporate profits improved for the fourth consecutive quarter, and continued growth is expected during the second half of this year. In addition, Congress passed legislation to reduce taxes on capital gains and dividends to provide further economic stimulus.

We anticipate interest rates on bonds will likely increase from these historically low levels causing bond prices to decline and total return to be low. However, we believe the JIC Institutional Bond Funds are positioned well for the economic environment which should be favorable for corporate bonds in the portfolios.

Thank you for your continued confidence by selecting Johnson Mutual Funds to serve your financial needs. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 with comments or questions.

Sincerely,

Timothy E. Johnson, President Johnson Mutual Funds

JIC Institutional Bond Fund I	Performance Review – June 30, 2003 — Unaudited

	JIC	Merrill Lynch
	Institutional	1-3 year Government
	Bond Fund I	Corporate Index

8/31/2000 9/30/2000 12/31/2000 3/31/2001 6/30/2001 9/30/2001 12/31/2001 3/31/2002 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003	10,000.00 10,054.70 10,323.14 10,605.49 10,743.15 11,095.96 10,980.35 10,863.89 11,122.98 11,439.42 11,654.82 11,668.85 11,801.63	10,000.00 10,078.00 10,347.00 10,648.00 10,786.00 11,160.00 11,248.00 11,246.00 11,521.00 11,794.00 11,934.00 12,037.00 12,170.00

For periods ending June 30, 2003:

		Average Annual
	6 Months	Total Returns(a)
	Ended
	6/30/03	1 Year	2.8 Years (b)

JIC Institutional Bond Fund I	2.17%	6.10%	6.00%

Merrill Lynch 1-3 year

Government Corporate Index	1.98%	5.63%	7.19%

Merrill Lynch 1-3 year Government Corporate Index	1.66%	5.24%	7.11%

(No BBB)

(a) The data represented on this page represents past performance and is not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less than their original cost at the time of redemption. The rates of return numbers above include changes in the Fund’s or Index’s share price plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees. Neither Index includes fees. A shareholder cannot invest directly in either Merrill Lynch 1-3 year Government Corporate Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Inception of the JIC Institutional Bond Fund I was August 31, 2000.

(c) The Merrill Lynch 1-3 Gov’t/Corp Index is the established benchmark and the Merrill Lynch 1-3 Gov’t/Corp (No BBB) is a supplementary benchmark.

AAA	45.95%

AA	6.77%

A	47.3%

100.0%

How did the JIC Institutional Bond Fund I perform relative to the market?

The JIC Institutional Bond Fund I had a total return of 2.17% for the first six months of the year compared with 1.98% for the Merrill Lynch 1-3 Year Government Corporate Index. The total return for the past year is 6.10% compared to 5.63% for the Index. The Federal Reserve pushed short-term interest rates even lower during the period, lowering them an additional 0.25%. This very low absolute level of interest rates limited the potential price appreciation of shorter maturity bonds, even though the interest rate backdrop was favorable.

The Fund was able to outperform the index mainly due to its maturity structure and corporate bond focus. The Fund’s maturity structure was advantageous in the falling interest rate environment as it provided exposure to bonds with 3-5 year maturities which the index does not contain. Also, the Fund’s greater exposure to corporate bonds was advantageous as corporate bonds outperformed government bonds substantially during the first six months of the year.

We believe the Fund is well positioned to benefit from the economic environment that appears to be unfolding for the remainder of the year. With expectations for an improving economy, the bond market environment should consist of modestly higher rates and an improving situation for corporate bonds. We intend to shorten duration as opportunities are presented to ensure principal protection. We believe contracting corporate bond yield spreads should benefit the Fund’s bond allocation.

The Fund maintains its focus on high quality securities. Each security in the Fund is rated “A” or higher as indicated in the Quality Allocation chart on this page. These highly rated securities are considered to have above average to strong protection of principal and interest payments.

JIC Institutional Bond Fund I Objective: Primary Asset Category:	Income and Capital Preservation Investment-Grade Government/Corporate Bonds

JIC Institutional Bond Fund II	Performance Review – June 30, 2003 — Unaudited

	JIC	Merrill Lynch
	Institutional	3-5 year Government
	Bond Fund II	Corporate Index

8/31/2000	10,000.00	10,000.00

9/30/2000	10,061.37	10,109.00

12/31/2000	10,449.37	10,485.00

3/31/2001	10,776.83	10,858.00

6/30/2001	10,843.36	10,929.00

9/30/2001	11,402.61	11,497.00

12/31/2001	11,267.02	11,471.00

3/31/2002	11,125.13	11,436.00

6/30/2002	11,518.95	11,890.00

9/30/2002	11,992.82	12,496.00

12/31/2002	12,264.31	12,698.00

3/31/2003	12,299.43	12,897.00

6/30/2003	12,554.84	13,232.00

For periods ending June 30, 2003:

		Average Annual
	6 Months	Total Returns(a)
	Ended
	6/30/03	1 Year	2.8 Years(b)

JIC Institutional Bond Fund II	3.29%	8.99%	8.37%

Merrill Lynch 3-5 year Gov’t/Corp Index	4.21%	11.29%	10.40%

Merrill Lynch 1-5 year Gov’t/Corp Index	2.37%	7.25%	8.37%

(No BBB)

(a) The data represented on this page represents past performance and is not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less than their original cost at the time of redemption. The rates of return numbers above include changes in the Fund’s or Index’s share price plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees. Neither Index includes fees. A shareholder cannot invest directly in either Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Inception of the JIC Institutional Bond Fund II was August 31, 2000.

(c) The Merrill Lynch 3-5 Gov’t/Corp Index is the established benchmark and the Merrill Lynch 1-5 Gov’t/Corp (No BBB) is a supplementary benchmark.

AAA	47.31%
AA	7.13%
A	45.56%
100.00

How did the JIC Institutional Bond Fund II perform relative to the market?

The JIC Institutional Bond Fund II had a total return of 3.29% for the first six months of the year compared with 4.21% for the Merrill Lynch 3-5 Year Government Corporate Index and 2.37% for the Merrill Lynch 1-5 Year no BBB Government Corporate Index. For the past year, the Fund’s total return was 8.99% and the 1-5 Year no BBB Index returned 7.25%.

The Fund’s performance compared to the established benchmark was primarily affected by the maturity structure. The maturity structure of the Fund is purposefully very different from the Index to ensure tax efficiency by limiting trading activity and the related capital gains. While the Fund contains laddered maturities from 1-10 years, the index has a compact maturity structure of just 3-5 years. A falling interest rate environment typically benefits a compact maturity structure. The Fund outperformed the supplemental benchmark, which is more indicative of the laddered maturity approach utilized by the Fund, primarily due to its emphasis on corporate bonds. Corporate bonds substantially outperformed government bonds during the period and the Fund’s heavier allocation of corporate bonds was advantageous. Because of the Fund’s heavier weighting of higher rated corporate bonds, the Fund’s lack of exposure to BBB-rated corporate bonds was a slight drag on performance as BBB bonds had the strongest performance during the period.

We believe the Fund is well positioned to benefit from the economic environment that appears to be unfolding for the remainder of the year. With expectations for an improving economy, the bond market environment should consist of modestly higher rates and an improving situation for corporate bonds. We believe the rising interest rates will benefit the laddered maturity structure of the Fund and contracting corporate bond yield spreads should benefit the Fund’s bond allocation.

The Fund maintains its focus on high quality securities. Each security in the Fund is rated “A” or higher as indicated in the Quality Allocation Chart on this page. These highly rated securities are considered to have above average to strong protection of principal and interest payments.

JIC Institutional Bond Fund II Objective:	Income and Capital Preservation
Primary Asset Category:	Investment-Grade Government/Corporate Bonds

JIC Institutional Bond Fund III	Performance Review - June 30, 2003 - Unaudited

	JIC	Merrill Lynch
	Institutional	5-7 year Government
	Bond Fund III	Corporate Index

8/31/2000	10,000.00	10,000.00

9/30/2000	10,061.37	10,104.00

12/31/2000	10,449.37	10,575.00

3/31/2001	10,826.72	10,973.00

6/30/2001	10,819.18	10,996.00

9/30/2001	11,486.81	11,610.00

12/31/2001	11,269.17	11,565.00

3/31/2002	11,115.95	11,476.00

6/30/2002	11,583.28	11,979.00

9/30/2002	12,281.38	12,755.00

12/31/2002	12,505.46	13,016.00

3/31/2003	12,586.38	13,271.00

6/30/200	12,875.79	13,767.00

For periods ending June 30, 2003:

		Average Annual
	6 Months	Total Returns (a)
	Ended
	6/30/03	1 Year	2.8 Years (b)

JIC Institutional Bond Fund III	3.89%	11.16%	9.34%

Merrill Lynch 5-7 year Gov’t/Corp Index	5.77%	14.93%	11.96%

Merrill Lynch 1-10 year Gov’t/Corp Index	3.30%	9.67%	9.68%
(No BBB)

(a) The data represented on this page represents past performance and is not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less than their original cost at the time of redemption. The rates of return numbers above include changes in the Fund’s or Index’s share price plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees. Neither Index includes fees. A shareholder cannot invest directly in either Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Inception of the JIC Institutional Bond Fund III was August 31, 2000. The average annual total return numbers are not annualized.

AAA	50.15%
AA	8.13%
A	41.72%
100.00%

How did the JIC Institutional Bond Fund III perform relative to the market?

The JIC Institutional Bond Fund III had a total return of 3.89% for the first six months of the year compared with 5.77% for the Merrill Lynch 5-7 Year Government Corporate Index and 3.30% for the Merrill Lynch 1-10 Year no BBB Government Corporate Index. The Fund’s total return for the past year was 11.16%, while the 1-10 year No BBB Index returned 9.67%.

The Fund’s performance compared to the established benchmark was primarily affected by the maturity structure. The maturity structure of the Fund is purposefully very different from the index to ensure tax efficiency by limiting trading activity and the related capital gains. While the Fund contains laddered maturities from 1-15 years, the index has a compact maturity structure of just 5-7 years. A falling interest rate environment typically benefits a compact maturity structure. The Fund outperformed the supplemental benchmark, which is more indicative of the laddered maturity approach utilized by the Fund, primarily due to its emphasis on corporate bonds. Corporate bonds substantially outperformed government bonds during the period and the Fund’s heavier allocation of corporate bonds was advantageous. he Fund’s lack of exposure to BBB-rated corporate bonds was a slight drag on performance as BBB Bonds had the strongest performance during the period.

We believe the Fund is well positioned to benefit from the economic environment that appears to be unfolding for the remainder of the year. With expectations for an improving economy, the bond market environment should consist of modestly higher rates and an improving situation for corporate bonds. We believe the rising interest rates will benefit the laddered maturity structure of the Fund and contracting corporate bond yield spreads should benefit the Fund’s bond allocation.

The Fund maintains its focus on high quality securities. Each security in the Fund is rated “A” or higher as indicated in the Quality Allocation Chart on this page. These highly rated securities are considered to have above average to strong protection of principal and interest payments.

JIC Institutional Bond Fund III Objective: Primary Asset Category:	Income and Capital Preservation Investment-Grade Government/Corporate Bonds

JIC Institutional Bond Fund I	Portfolio of Investments as of June 30, 2003 - Unaudited

Fixed Income Securities - Bonds

	Face Value	Dollar Value

Finance

American General Finance Senior Notes, 6.750% Due 11/15/04	1,000,000	1,068,750

Associates Corporation, N.A., 5.750% Due 11/01/03	1,000,000	1,015,000

Citicorp, 7.125% Due 5/15/06	1,080,000	1,227,150

Household Finance Corporation, 6.000% Due 5/01/04	1,000,000	1,038,750

International Lease Finance Corporation, 5.850% Due 11/25/03	1,000,000	1,018,750

Merrill Lynch and Company, 6.000% Due 11/15/04	1,000,000	1,060,000

NBD Bancorp, 7.125% Due 5/15/07	625,000	721,094

Wells Fargo & Company, 3.750% Due 10/15/07	1,190,000	1,219,750

Wells Fargo & Company, 7.250% Due 8/24/05	1,000,000	1,117,500

Total Finance: 20.3%		$9,486,744

Industrial

ALCOA, Inc., 7.250% Due 8/01/05	750,000	835,313

BP Capital Markets, PLC, 4.000% Due 4/29/05	500,000	522,500

Bristol Myers Squibb Notes, 4.750% Due 10/01/06	1,500,000	1,614,375

Cardinal Health Notes, 4.450% Due 6/30/05	500,000	525,625

Conoco Funding Company, 5.450% Due 10/15/06	750,000	827,812

Dover Corporation Notes, 6.450% Due 11/15/05	1,000,000	1,106,250

Dupont EI Nemours, 6.750% Due 10/15/04	1,000,000	1,066,250

Emerson Electric Company, 7.875% Due 6/01/05	1,000,000	1,115,000

First Data Corporation Notes, 4.700% Due 11/01/06	1,000,000	1,077,500

General Electric Capital Corporation Notes, 5.000% Due 2/15/07	2,000,000	2,172,500

Gillette Company Notes, 3.500% Due 10/15/07	1,000,000	1,022,500

Pacific Bell Debentures, 6.875% Due 8/15/06	1,000,000	1,136,250

Sonoco Products, 5.875% Due 11/01/03	1,000,000	1,012,500

The Tribune Company, 5.750% Due 9/15/03	1,000,000	1,008,750

Total Industrial: 32.2%		$15,043,125

Utilities

GTE California, Inc., 7.650% Due 3/15/07	730,000	855,925

National Rural Utilities, 6.650% Due 10/01/05	1,000,000	1,105,000

South Carolina Electric and Gas, 6.250% Due 12/15/03	1,000,000	1,022,500

Total Utilities: 6.4%		$2,983,425

United States Government Agency Obligations

Federal Home Loan Bank, 5.375% Due 2/15/06	2,500,000	2,731,250

Federal Home Loan Mortgage Corporation, 5.250% Due 5/10/07	3,000,000	3,090,000

Federal National Mortgage Association, 3.500% Due 1/28/08	2,500,000	2,571,875

Federal National Mortgage Association, 3.500% Due 10/15/07	725,000	739,500

Federal National Mortgage Association, 3.550% Due 11/19/04	1,000,000	1,010,000

Federal National Mortgage Association, 3.700% Due 11/1/07	3,000,000	3,105,000

Federal National Mortgage Association, 4.350% Due 8/15/07	2,500,000	2,509,375

Total United States Government Agency Obligations: 33.7%		$15,757,000

The accompanying notes are an integral part of the financial statements.

JIC Institutional Bond Fund I	Portfolio of Investments as of June 30, 2003 — Unaudited

Fixed Income Securities - Bonds

	Face Value	Dollar Value

United States Government Treasury Obligations

United States Treasury Note, 5.750% Due 8/15/03	1,500,000	1,508,965

United States Treasury Note, 7.875% Due 11/15/04	1,000,000	1,091,368

Total United States Government Treasury Obligations: 5.6%		$2,600,333

Total Fixed Income - Bonds: 98.2%		$45,870,627

(Fixed Income Identified Cost $44,144,578)

Cash Equivalents

Dreyfus U.S. Treasury Prime Money Market Fund 0.72% yield		339,730

Total Cash Equivalents: 0.7%		$339,730

(Cash Equivalents Identified Cost $339,730)

Total Portfolio Value: 98.9%		$46,210,357

(Total Portfolio Identified Cost $44,484,308)

Other Assets Less Liabilities 1.1%		$521,530

Total Net Assets 100.0%		$46,731,887

The accompanying notes are an integral part of the financial statements.

JIC Institutional Bond Fund II	Portfolio of Investments as of June 30, 2003 - Unaudited

Fixed Income Securities - Bonds

	Face Value	Dollar Value

Finance

Allstate Corporation, 7.200% Due 12/01/09	500,000	605,625

American Express, 6.875% Due 11/01/05	500,000	557,500

American General Finance Senior Notes, 6.750% Due 11/15/04	500,000	534,375

Associates Corporation, N.A., 5.750% Due 11/01/03	500,000	507,500

Bank of America Subordinated Notes, 7.800% Due 2/15/10	1,000,000	1,232,500

Citicorp, 7.125% Due 5/15/06	500,000	568,125

Franchise Finance Corporation of America, 8.750% Due 10/15/10	1,000,000	1,295,000

Household Finance Corporation, 6.000% Due 5/01/04	500,000	519,375

International Lease Finance Corporation, 5.850% Due 11/25/03	500,000	509,375

Marsh & McLennan Companies, 7.125% Due 6/15/09	500,000	600,000

NBD Bancorp, 7.125% Due 5/15/07	750,000	865,312

Progressive Corporation Senior Notes, 6.375% Due 1/15/12	640,000	734,400

Wells Fargo & Company, 7.250% Due 8/24/05	900,000	1,005,750

Total Finance: 20.5%		$9,534,837

Industrial

ALCOA, Inc., 7.250% Due 8/01/05	500,000	556,875

Allied Signal, 6.200% Due 2/01/08	500,000	558,125

Becton Dickinson, 7.150% Due 10/01/09	1,000,000	1,206,250

BP Capital Markets, PLC, 4.000% Due 4/29/05	500,000	522,500

Bristol Myers Squibb Notes, 4.750% Due 10/01/06	1,000,000	1,076,250

Cardinal Health Notes, 4.450% Due 6/30/05	500,000	525,625

Conoco Funding Company, 5.450% Due 10/15/06	500,000	551,875

Dayton Hudson Corporation, 9.625% Due 2/01/08	380,000	483,075

Dover Corporation Notes, 6.450% Due 11/15/05	500,000	553,125

Dupont EI Nemours, 6.750% Due 10/15/04	500,000	533,125

Emerson Electric Company, 7.875% Due 6/01/05	500,000	557,500

First Data Corporation Notes, 4.700% Due 11/01/06	750,000	808,125

General Electric Capital Corporation Notes, 6.000% Due 6/15/12	1,000,000	1,128,750

Gillette Company, 3.500% Due 10/15/07	1,000,000	1,022,500

Gillette Company, 5.750% Due 10/15/05	500,000	543,125

IBM Corporation, 6.450% Due 8/01/07	500,000	569,375

Kraft Foods, Inc., 5.250% Due 6/01/07	750,000	812,813

Lowes Companies, Inc., 8.250% Due 6/01/10	390,000	490,913

McDonald's Corporation, 5.950% Due 1/15/08	425,000	477,594

PPG Industries, 6.875% Due 8/01/05	500,000	543,125

Target Corporation, 6.350% Due 1/15/11	400,000	461,500

The Tribune Company, 5.750% Due 9/15/03	500,000	504,375

Wal-Mart Stores, 6.875% Due 8/10/09	500,000	601,875

Total Industrial: 32.5%		$15,088,395

The accompanying notes are an integral part of the financial statements.

JIC Institutional Bond Fund II	Portfolio of Investments as of June 30, 2003 - Unaudited

Fixed Income Securities - Bonds

	Face Value	Dollar Value

Utilities

Baltimore Gas & Electric, 6.625% Due 3/15/08	500,000	572,500

Bellsouth Capital Funding, 7.750% Due 2/15/10	500,000	620,000

GTE Corporation, 7.510% Due 4/01/09	500,000	599,375

National Rural Utilities, 5.700% Due 1/15/10	500,000	558,125

South Carolina Electric and Gas, 6.250% Due 12/15/03	500,000	511,250

Total Utilities: 6.2%		$2,861,250

United States Government Agency Obligations

Federal Home Loan Bank, 6.375% Due 8/15/06	2,000,000	2,271,102

Federal National Mortgage Association, 3.500% Due 10/15/07	1,000,000	1,020,000

Federal National Mortgage Association, 3.700% Due 11/1/07	2,000,000	2,070,000

Federal National Mortgage Association, 5.125% Due 2/13/04	2,000,000	2,049,754

Tennessee Valley Authority, 6.375% Due 6/15/05	2,000,000	2,187,500

Total United States Government Agency Obligations: 20.7%		$9,598,356

United States Government Treasury Obligations

United States Treasury Note, 5.000% Due 8/15/11	1,000,000	1,121,719

United States Treasury Note, 5.500% Due 2/15/08	500,000	569,707

United States Treasury Note, 5.750% Due 8/15/03	500,000	502,988

United States Treasury Note, 5.875% Due 2/15/04	2,000,000	2,060,546

United States Treasury Note, 6.500% Due 8/15/05	1,750,000	1,939,082

United States Treasury Note, 6.625% Due 5/15/07	500,000	584,961

United States Treasury Note, 7.000% Due 7/15/06	1,000,000	1,155,781

Total United States Government Treasury Obligations: 17.1%		$7,934,784

Total Fixed Income - Bonds: 97.0%		$45,017,622

(Fixed Income Identified Cost $41,708,792)

Cash Equivalents

Dreyfus U.S. Treasury Prime Money Market Fund 0.72% yield		764,416

Total Cash Equivalents: 1.6%		$764,416

(Cash Equivalents Identified Cost $764,416)

Total Portfolio Value: 98.6%		$45,782,038

(Total Portfolio Identified Cost $42,473,208)

Other Assets Less Liabilities 1.4%		$635,445

Total Net Assets 100.0%		$46,417,483

The accompanying notes are an integral part of the financial statements.

JIC Institutional Bond Fund III	Portfolio of Investments as of June 30, 2003 - Unaudited

Fixed Income Securities - Bonds

	Face Value	Dollar Value

Finance

Allstate Corporation, 7.200% Due 12/01/09	500,000	605,625

American Express, 6.875% Due 11/01/05	500,000	557,500

American General Corporation, 7.500% Due 8/11/10	500,000	617,500

American General Finance Senior Notes, 6.750% Due 11/15/04	500,000	534,375

American General Finance, 8.125% Due 8/15/09	500,000	620,625

Associates Corporation, N.A., 5.750% Due 11/01/03	500,000	507,500

Bank of America Subordinated Notes, 7.800% Due 2/15/10	1,000,000	1,232,500

Franchise Finance Corporation of America, 8.750% Due 10/15/10	1,000,000	1,295,000

Household Finance Corporation Global Issue, 6.000% Due 5/01/04	500,000	519,375

International Lease Finance Corporation, 5.850% Due 11/25/03	500,000	509,375

Marsh & McLennan Companies, 7.125% Due 6/15/09	500,000	600,000

Mellon Financial, 6.700% Due 3/01/08	500,000	578,750

National City Bank, 6.250% Due 3/15/11	500,000	571,875

Progressive Corporation Senior Notes, 6.375% Due 1/15/12	500,000	573,750

Suntrust Banks Inc., 7.750% Due 5/01/10	500,000	621,875

Wells Fargo & Company, 7.250% Due 8/24/05	500,000	558,750

Total Finance: 25.1%		$10,504,375

Industrial

ALCOA, Inc., 7.250% Due 8/01/05	500,000	556,875

Allied Signal, 6.200% Due 2/01/08	500,000	558,125

BP Capital Markets, PLC, 4.000% Due 4/29/05	500,000	522,500

Bristol Myers Squibb Notes, 4.750% Due 10/01/06	1,000,000	1,076,250

Cardinal Health Notes, 4.450% Due 6/30/05	500,000	525,625

Dayton Hudson Corporation, 9.625% Due 2/01/08	380,000	483,075

Dover Corporation Notes, 6.450% Due 11/15/05	500,000	553,125

Dupont EI Nemours, 6.750% Due 10/15/04	500,000	533,125

Eli Lilly & Company, 8.375% Due 12/01/06	500,000	591,875

Emerson Electric Company, 7.875% Due 6/01/05	500,000	557,500

Gillette Company, 5.750% Due 10/15/05	500,000	543,125

IBM Corporation, 6.450% Due 8/01/07	500,000	569,375

Lowes Companies, Inc., 8.250% Due 6/01/10	500,000	629,375

McDonald’s Corporation, 8.875% Due 4/01/11	500,000	641,250

Target Corporation, 6.350% Due 1/15/11	400,000	461,500

Texaco Capital, 6.000% Due 6/15/05	500,000	543,750

Wal-Mart Stores, 6.875% Due 8/10/09	500,000	601,875

Washington Post, 5.500% Due 2/15/09	500,000	561,875

Total Industrial: 25.1%		$10,510,200

Utilities

Bellsouth Capital Funding, 7.750% Due 2/15/10	500,000	620,000

GTE Corporation, 7.510% Due 4/01/09	500,000	599,375

National Rural Utilities, 5.700% Due 1/15/10	500,000	558,125

Total Utilities: 4.2%		$1,777,500

The accompanying notes are an integral part of the financial statements.

JIC Institutional Bond Fund III	Portfolio of Investments as of June 30, 2003 - Unaudited

Fixed Income Securities - Bonds

	Face Value	Dollar Value

United States Government Agency Obligations

Federal Home Loan Bank, 5.500% Due 12/11/13	1,000,000	1,130,928

Federal Home Loan Bank, 7.605% Due 2/25/15	500,000	621,875

Federal Home Loan Mortgage Corp., 5.125% Due 10/15/08	500,000	558,651

Federal Home Loan Mortgage Corp., 5.950% Due 1/19/06	1,000,000	1,106,237

Federal National Mortgage Association, 5.125% Due 2/13/04	1,000,000	1,024,877

Federal National Mortgage Association, 5.250% Due 1/15/09	500,000	561,411

Student Loan Mortgage Association, 7.375% Due 8/01/11	500,000	628,750

Total United States Government Agency Obligations: 13.4%		$5,632,729

United States Government Agency Obligations - Mortgage Backed Securities

Federal Home Loan Mortgage Corp., Series 2513, 5.500% Due 9/15/13	1,908,977	1,988,726

Federal Home Loan Mortgage Corp., Series 2517, 5.000% Due 5/15/13	1,907,642	1,952,610

Federal National Mortgage Association DUS Pool 385365, 4.970% Due 8/01/09	1,000,000	1,084,375

Government National Mortgage Association, 5.500% Due 2/15/17	918,158	966,075

Total United States Government Agency Obligations - Mortgage Backed Securities: 14.3%		$5,991,786

United States Government Treasury Obligations

United States Treasury Note, 5.000% Due 8/15/11	1,500,000	1,682,579

United States Treasury Note, 5.500% Due 2/15/08	1,000,000	1,139,414

United States Treasury Note, 6.500% Due 2/15/10	1,000,000	1,213,164

United States Treasury Note, 7.000% Due 7/15/06	2,000,000	2,311,562

Total United States Government Treasury Obligations: 15.1%		$6,346,719

Total Fixed Income - Bonds: 97.2%		$40,763,309

(Fixed Income Identified Cost $36,713,537)

Cash Equivalents

Dreyfus U.S. Treasury Prime Money Market Fund 0.72% yield		588,562

Total Cash Equivalents: 1.4%		$588,562

(Cash Equivalents Identified Cost $588,562)

Total Portfolio Value: 98.6%		$41,351,871

(Total Portfolio Identified Cost $37,302,099)

Other Assets Less Liabilities 1.4%		$580,325

Total Net Assets 100.0%		$41,932,196

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2003 - Unaudited

Statement of Assets and Liabilities

	Bond Funds

	Institutional	Institutional	Institutional
	Bond Fund I	Bond Fund II	Bond Fund III

	Period Ended	Period Ended	Period Ended
	6/30/2003	6/30/2003	6/30/2003

Assets:

Investment Securities at Market Value*	$46,210,357	$45,782,038	$41,351,871

Dividends and Interest Receivable	$533,082	$646,886	$590,696
Total Assets	$46,743,439	$46,428,924	$41,942,567

Liabilities:

Accrued Management Fees	$11,552	$11,441	$10,371

Total Liabilities	$11,552	$11,441	$10,371

Net Assets	$46,731,887	$46,417,483	$41,932,196

Net Assets Consist of:

Paid in Capital	$45,933,056	$43,109,509	$37,777,384

Undistributed Net Investment Income	$22,032	$25,833	$26,768

Undistributed Net Realized Gain (Loss) from Security Transactions	($949,250)	($26,689)	$78,272

Net Unrealized Gain (Loss) on Investments	$1,726,049	$3,308,830	$4,049,772

Net Assets	$46,731,887	$46,417,483	$41,932,196

Shares Outstanding	3,059,486	2,874,854	2,539,262

Offering, Redemption and Net Asset Value Per Share	$15.27	$16.15	$16.51

*Identified Cost of Securities	$44,484,308	$42,473,208	$37,302,099

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2003 - Unaudited

Statement of Operations

	Bond Funds

	Institutional	Institutional	Institutional
	Bond Fund I	Bond Fund II	Bond Fund III

	Period Ended	Period Ended	Period Ended
	6/30/2003	6/30/2003	6/30/2003

Investment Income:

Interest	$1,066,844	$1,157,302	$1,095,776

Total Investment Income	$1,066,844	$1,157,302	$1,095,776

Expenses:

Management Fee	$69,565	$68,581	$62,115
Total Expenses	$69,565	$68,581	$62,115

Net Investment Income	$997,279	$1,088,721	$1,033,661

Realized and Unrealized Gains (Losses):

Net Realized Gain (Loss) from Security Transactions	$0	$64,026	$155,929

Net Unrealized Gain (Loss) on Investments	$42,010	$352,300	$408,525

Net Gain (Loss) on Investments	$42,010	$416,326	$564,454

Net Increase (Decrease) in Assets from Operations	$1,039,289	$1,505,047	$1,598,115

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	June 30, 2003 - Unaudited

Statement of Changes in Net Assets

	Bond Funds

	Institutional Bond Fund I		Institutional Bond Fund II		Institutional Bond Fund III

	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	6/30/2003	12/31/2002	6/30/2003	12/31/2002	6/30/2003	12/31/2002

Operations:

Net Investment Income	$997,279	$2,278,219	$1,088,721	$2,458,867	$1,033,661	$2,260,153

Net Realized Gain (Loss) from Security Transactions	$0	($941,004)	$64,026	$637,415	$155,929	$452,734

Net Unrealized Gain (Loss) on Investments	$42,010	$1,367,826	$352,300	$781,294	$408,525	$1,655,345

Net Increase (Decrease) in Assets from Operations	$1,039,289	$2,705,041	$1,505,047	$3,877,576	$1,598,115	$4,368,232

Distributions to Shareholders:

Net Investment Income	($975,494)	($2,279,220)	($1,063,412)	($2,458,421)	($1,007,173)	($2,260,099)

Net (Decrease) in Assets from Distributions	($975,494)	($2,279,220)	($1,063,412)	($2,458,421)	($1,007,173)	($2,260,099)

Capital Share Transactions:

Proceeds From Sale of Shares	$5,990,704	$7,949,600	$4,299,134	$5,914,808	$3,437,351	$5,318,220

Net Asset Value of Shares Issued on Reinvestment of Dividends/Gains	$0	$0	$0	$0	$0	$0

Cost of Shares Redeemed	($4,291,571)	($8,727,814)	($3,475,767)	($8,284,967)	($3,294,913)	($7,776,556)

Net Increase (Decrease) in Assets from Capital Share Transactions	$1,699,133	($778,214)	$823,367	($2,370,159)	$142,438	($2,458,336)

Net Change in Net Assets	$1,762,928	($352,393)	$1,265,002	($951,004)	$733,380	($350,203)

Net Assets at Beginning of Period	$44,968,959	$45,321,352	$45,152,481	$46,103,485	$41,198,816	$41,549,019

Net Assets at End of Period	$46,731,887	$44,968,959	$46,417,483	$45,152,481	$41,932,196	$41,198,816

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund I

Selected Data for a Share Outstanding Throughout the Period:

	Unaudited
	1/1/03 to	Year ended	Year ended	8/31/00 to
	6/30/2003	12/31/2002	12/31/2001	12/31/2000

Net Asset Value Beginning of Period	$15.26	$15.11	$15.21	$15.00

Operations:

Net Investment Income	$0.32	$0.75	$0.91	$0.27

Net Gains (Losses) on Securities (Realized and Unrealized)	$0.01	$0.15	($0.10)	$0.21

Total Operations	$0.33	$0.90	$0.81	$0.48

Distributions:

Dividends from Net Investment Income	($0.32)	($0.75)	($0.91)	($0.27)

Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00

Total Distributions	($0.32)	($0.75)	($0.91)	($0.27)

Net Asset Value at End of Period	$15.27	$15.26	$15.11	$15.21

Total Return	2.17%	6.14%	5.42%	3.23%

Net Assets End of Period (Millions)	$46.73	$44.97	$45.34	$49.43

Ratios

Ratio of Expenses to Average Net Assets (1)	0.30%	0.30%	0.30%	0.30%

Ratio of Net Income to Average Net Assets (1)	4.28%	4.98%	5.89%	6.88%

Portfolio Turnover Rate	12.61%	56.13%	34.18%	4.04%

(1) Ratios annualized in 2000 and 2003.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund II

Selected Data for a Share Outstanding Throughout the Period:

	Unaudited
	1/1/03 to	Year ended	Year ended	8/31/00 to
	6/30/2003	12/31/2002	12/31/2001	12/31/2000

Net Asset Value Beginning of Period	$16.00	$15.51	$15.40	$15.00

Operations:

Net Investment Income	$0.37	$0.84	$0.93	$0.27

Net Gains (Losses) on Securities (Realized and Unrealized)	$0.15	$0.49	$0.11	$0.40

Total Operations	$0.52	$1.33	$1.04	$0.67

Distributions:

Dividends from Net Investment Income	($0.37)	($0.84)	($0.93)	($0.27)

Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00

Total Distributions	($0.37)	($0.84)	($0.93)	($0.27)

Net Asset Value at End of Period	$16.15	$16.00	$15.51	$15.40

Total Return	3.29%	8.85%	6.86%	4.49%

Net Assets End of Period (Millions)	$46.42	$45.15	$46.12	$48.02

Ratios

Ratio of Expenses to Average Net Assets (1)	0.30%	0.30%	0.30%	0.30%

Ratio of Net Income to Average Net Assets (1)	4.72%	5.37%	5.89%	6.77%

Portfolio Turnover Rate	5.74%	35.85%	12.03%	0.51%

(1) Ratios annualized in 2000 and 2003.

The accompanying notes are an integral part of the financial statements.

15

FINANCIAL HIGHLIGHTS	JIC Institutional Bond Fund III

Selected Data for a Share Outstanding Throughout the Period:

	Unaudited
	1/1/03 to	Year ended	Year ended	8/31/00 to
	6/30/2003	12/31/2002	12/31/2001	12/31/2000

Net Asset Value Beginning of Period	$16.28	$15.49	$15.42	$15.00

Operations:

Net Investment Income	$0.40	$0.86	$0.94	$0.28

Net Gains (Losses) on Securities (Realized and Unrealized)	$0.23	$0.79	$0.07	$0.42

Total Operations	$0.63	$1.65	$1.01	$0.70

Distributions:

Dividends from Net Investment Income	($0.40)	($0.86)	($0.94)	($0.28)

Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00

Total Distributions	($0.40)	($0.86)	($0.94)	($0.28)

Net Asset Value at End of Period	$16.51	$16.28	$15.49	$15.42

Total Return	3.89%	10.97%	6.65%	4.72%

Net Assets End of Period (Millions)	$41.93	$41.20	$41.55	$43.41

Ratios

Ratio of Expenses to Average Net Assets (1)	0.30%	0.30%	0.30%	0.30%

Ratio of Net Income to Average Net Assets (1)	4.95%	5.44%	5.98%	7.09%

Portfolio Turnover Rate	4.05%	36.53%	17.26%	2.79%

(1) Ratios annualized in 2000 and 2003.

The accompanying notes are an integral part of the financial statements.

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

1) Organization:

The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III are each diversified series of the Johnson Mutual Funds Trust, and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under an Agreement and Declaration of Trust dated September 30, 1992. The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III began offering their shares publicly on August 31, 2000.

The investment objective of the JIC Institutional Bond Fund I is a high level of income over the long term consistent with preservation of capital with income characteristics similar to 1 to 3 year bonds. The investment objective of the JIC Institutional Bond Fund II is a high level of income over the long term consistent with preservation of capital with income characteristics similar to 3 to 5 year bonds. The investment objective of the JIC Institutional Bond Fund III is a high level of income over the long term consistent with preservation of capital with income characteristics similar to 5 to 7 year bonds.

Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to realized gains and/or paid-in-capital.

2) Summary of Significant Accounting Policies:

Security Valuation and Transactions:

The investments in securities are carried at market value. The market quotation used for fixed income securities are valued by using independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Valuation is determined as of 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Interest income is recorded on an accrual basis. Gains and losses on sales of investments are calculated using the specific identification method.

Income Taxes:

It is the Funds’ policy to distribute annually, prior to the end of the year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required.

3) Investment Advisory Agreement:

The investment advisory agreement provides that Johnson Investment Counsel, Inc. (the Adviser) will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and extraordinary expenses. The JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III paid the Adviser a management fee at the annual rate of 0.30% of each Funds’ average daily net assets, which was accrued daily and paid monthly.

The Adviser received management fees for the period January 1 – June 30, 2003 as indicated below.

Fund	Fee	Fee

JIC Institutional Bond Fund I	0.30%	$69,565

JIC Institutional Bond Fund II	0.30%	$68,581

JIC Institutional Bond Fund III	0.30%	$62,115

4) Related Party Transactions:

All officers and one Trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser. There are three independent Trustees. Each of the three independent Trustees received compensation during the 6 months ending June 30, 2003 of $3,000 for his responsibilities as Trustee and has received no additional compensation from the Trust. Total Compensation for the Trustees, as a group was $9,000 for the period and as a group they received no additional compensation from the Trust. The Trust consists of eight Funds: Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III.

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

4) Related Party Transactions (con’t):

The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2003, Covie and Company could be deemed to beneficially own (because of its control or discretion over) in aggregate more than 25% of the JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III.

Johnson Financial, Inc. is a wholly owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

5) Purchases and Sales of Securities:

During January 1 through June 30, 2003, purchases and sales of investment securities aggregated:

	Investment Securities Other
	Than Short Term Investments
	and
	U.S. Government Obligations		U.S. Government Obligations
Fund	Purchases	Sales	Purchases	Sales

JIC Institutional Bond Fund I	$4,113,060	$2,000,000	$3,294,243	$3,500,000

JIC Institutional Bond Fund I	$4,431,454	$1,538,500	$1,001,720	$1,000,000

JIC Insitutional Bond Fund III	$1,043,209	$1,038,500	$1,055,625	$598,585

6) Capital Share Transactions:

As of June 30, 2003, there were an unlimited number of capital shares of no par value authorized. Each Fund records purchases of its capital shares at the daily net asset value next determined after receipt of a shareholder’s check or wire and application in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder’s written or telephone request in proper form.

Capital Share Transactions for the Period January 1 – June 30, 2003:

	JIC	JIC	JIC
	Institutional	Institutional	Institutional
	Bond Fund I	Bond Fund II	Bond Fund III

Shares Sold to Investors	392,954	268,680	210,752

Shares Issued on Reinvestment Dividends	0	0	0

Subtotal	392,954	268,680	210,752

Shares Redeemed	(280,984)	(216,722)	(201,536)

Net Increase/Decrease During Period	111,970	51,958	9,216

Shares Outstanding:

December 31, 2002 (Beginning of Period)	2,947,516	2,822,896	2,530,046

June 30, 2003 (End of Period)	3,059,486	2,874,854	2,539,262

7) Security Transactions:

For Federal income tax purposes, the cost of investments owned on June 30, 2003 was the same as identified cost. As of June 30, 2003 the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

			Net
			Appreciation
Fund	Appreciation	(Depreciation)	(Depreciation)

JIC Institutional Bond Fund I	$1,732,844	($6,795)	$1,726,049

JIC Institutional Bond Fund II	$3,308,830	($0)	$3,308,830

JIC Institutional Bond Fund III	$4,068,772	($19,000)	$4,049,772

8) Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO THE FINANCIAL STATEMENTS	Unaudited

9) Net Investment Income and Net Realized Capital Losses:

As of December 31, 2002, the JIC Institutional Bond Fund I had accumulated net realized capital loss carryovers of ($33) expiring in 2008, ($8,213) expiring in 2009 and ($941,004) expiring in 2010. To the extent that the JIC Institutional Bond Fund I realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2002, the JIC Institutional Bond Fund II had accumulated net realized capital loss carryovers of ($90,715) expiring in 2009. To the extent that the JIC Institutional Bond Fund II realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2002, the JIC Institutional Bond Fund III had accumulated net realized capital loss carryovers of ($77,657) expiring in 2009. To the extent that the JIC Institutional Bond Fund III realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

10) Distribution to Shareholders:

Johnson Institutional Bond Fund I
The tax character of distributions paid are as follows:	2003	2002

Distribution paid from:

Undistributed Ordinary Income	975,494	2,279,220

Undistributed Long-Term Capital Gain	0	0

Undistributed Short-Term Capital Gain	0	0

Total distribution paid	975,494	2,279,220

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (Accumulated Loss)	248

Undistributed Long-Term Capital Gain	(949,250)

Unrealized Appreciation/(Depreciation)	1,684,038

Total distributable earnings on a tax basis	735,036

Johnson Institutional Bond Fund II
The tax character of distributions paid are as follows:	2003	2002

Distribution paid from:

Undistributed Ordinary Income	1,063,412	2,458,421

Undistributed Long-Term Capital Gain	0	0

Undistributed Short-Term Capital Gain	0	0

Total distribution paid	1,063,412	2,458,421

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (Accumulated Loss)	524

Undistributed Long-Term Capital Gain	(90,715)

Unrealized Appreciation/(Depreciation)	2,956,530

Total distributable earnings on a tax basis	2,866,339

Johnson Institutional Bond Fund III
The tax character of distributions paid are as follows:	2003	2002

Distribution paid from:

Undistributed Ordinary Income	1,007,173	2,260,099

Undistributed Long-Term Capital Gain	0	0

Undistributed Short-Term Capital Gain	0	0

Total distribution paid	1,007,173	2,260,099

     As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (Accumulated Loss)	280

Undistributed Long-Term Capital Gain	(77,657)

Unrealized Appreciation/(Depreciation)	3,641,247

Total distributable earnings on a tax basis	3,563,870

Trustees and Officers
Timothy E. Johnson John W. Craig Ronald H. McSwain Kenneth S. Shull	Trustee, President Independent Trustee Independent Trustee Independent Trustee

Dale H. Coates Richard T. Miller David C. Tedford Marc E. Figgins	Vice President Vice President Secretary CFO, Treasurer

Transfer Agent and Fund Accountant
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian
The Provident Bank
Three East Fourth Street
Cincinnati, Ohio 45202

Auditors
McCurdy & Associates CPA’s, Inc.
27955 Clemens Road
Westlake, Ohio 44145

Legal Counsel
Thompson Hine, L.L.P.
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254

Item 2. Code of Ethics.

Not applicable to Semi-Annual Reports.

Item 3. Audit Committee Financial Expert.

Not applicable to Semi-Annual Reports.

Items 4. Principal Accountant Fees and Services.

Not applicable to Semi-Annual Reports.

Items 5. Audit Committee of listed companies.

Not applicable.

Items 6. [Reserved]

Items 7. Proxy Voting Policy and Procedure for Closed End Fund.

Not applicable.

Items 8. [Reserved]

Item 9. Controls and Procedures.

(a)  Based on an evaluation of the registrant’s disclosure controls and procedures as of August 25, 2003, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 10. Exhibits.

(a)(1)  Not applicable.

(a)(2)  Certifications required by Item 10(a)(2) of Form N-CSR are filed herewith.

(b)  Certifications required by Item 10(b) of Form N-CSR are filed herewith.

(c)  Exhibit – 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Johnson Mutual Funds Trust

By: /s/ Timothy E. Johnson Timothy E. Johnson, President

Date: August 29, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Timothy E. Johnson Timothy E. Johnson, President

Date: August 29, 2003

By: /s/ Marc E. Figgins Marc E. Figgins, Treasurer

Date: August 29, 2003